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                                                                    EXHIBIT 23.2

                CONSENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements on Form S-8 (nos. 333-19323, 333-39354 and 333-39723) of our report dated August 13,
2003, with respect to the consolidated financial statements of Cathay Merchant Group, Inc. (formerly, Equidyne Corporation) included in the Annual Report (Form 10-KSB) for the year ended July 31, 2004.

/s/ KBA Group LLP
Dallas, Texas
October 28, 2004